    As filed with the Securities and Exchange Commission on October 1, 1999.
                                                      Registration No. 333-
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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------
                             CONNETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

              Delaware              3400 West Bayshore Road       94-3173928
   (State or other jurisdiction of    Palo Alto, CA 94303      (I.R.S. Employer
   incorporation or organization)       (650) 843-2800      Identification Number)

(Address, including zip code, and telephone number, including area code, of the
                   Registrant's principal executive offices)

                                ----------------

                               Thomas G. Wiggans
                     President and Chief Executive Officer
                             Connetics Corporation
                            3400 West Bayshore Road
                              Palo Alto, CA 94303
                                 (650) 843-2800
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------

                                   Copies to:

         Christopher D. Mitchell, Esq.                      Richard R. Plumridge, Esq.
              Jason Altieri, Esq.                                 Arun Jha, Esq.
             Terence Roberts, Esq.                       Brobeck, Phleger & Harrison LLP
        Wilson Sonsini Goodrich & Rosati                 370 Interlocken Blvd., Suite 500
            Professional Corporation                        Broomfield, Colorado 80021
               650 Page Mill Road                                 (303) 410-2000
          Palo Alto, California 94304
                 (650) 493-9300

                                ----------------

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-85833
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                          Proposed
                                             Proposed     Maximum
                                 Amount      Maximum     Aggregate   Amount of
    Title of each Class of       to be    Offering Price  Offering  Registration
 Securities to be Registered   Registered  Per Share(1)   Price(1)      Fee
--------------------------------------------------------------------------------
 Common Stock, $.001 par val-
  ue........................    920,000       $4.75      $4,370,000  $1,214.86

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(1) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended.

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  The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") by Connetics Corporation, Inc. (the "Company") pursuant to Rule 462(b)(3) under the Act. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-3 (File No. 333-85833) of the Company, which was declared effective on September 30, 1999, including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                 CERTIFICATION

  The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on October 1, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in this relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on October 1, 1999.

Item 17. Undertakings

  The undersigned Registrant hereby undertakes:

  (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

  (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on the 1st day of October, 1999.

                                          Connetics Corporation

                                          By:      /s/ John L. Higgins
                                             __________________________________
                                                     John L. Higgins
                                               Vice President, Finance and
                                           Administration and Chief Financial
                                                         Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                             Title                    Date

          Thomas G. Wiggans*           President, Chief Executive       October 1, 1999
______________________________________  Officer (Principal Executive
          Thomas G. Wiggans             Officer)
                                        and Director

         /s/ John L. Higgins           Vice President, Finance and      October 1, 1999
______________________________________  Administration and Chief
           John L. Higgins              Financial Officer (Principal
                                        Financial and Accounting
                                        Officer)

            G. Kirk Raab*              Chairman of the Board of         October 1, 1999
______________________________________ Directors
             G. Kirk Raab

     Alexander E. Barkas, Ph.D.*       Director                         October 1, 1999
______________________________________
      Alexander E. Barkas, Ph.D.
        Eugene A. Bauer, M.D.*         Director                         October 1, 1999
______________________________________
        Eugene A. Bauer, M.D.

           Brian H. Dovey*             Director                         October 1, 1999
______________________________________
            Brian H. Dovey

            John C. Kane*              Director                         October 1, 1999
______________________________________
             John C. Kane

              Signature                             Title                    Date
              ---------                             -----                    ----

           Thomas D. Kiley*            Director                         October 1, 1999
______________________________________
           Thomas D. Kiley

        Joseph J. Ruvane, Jr.*         Director                         October 1, 1999
______________________________________
        Joseph J. Ruvane, Jr.
       *By: /s/ John L. Higgins                                         October 1, 1999
______________________________________
           Attorney-in-fact

                                 EXHIBIT INDEX

                               Index to Exhibits

 Exhibit No.                        Description
 -----------                        -----------
  5.1        Opinion of Wilson Sonsini Goodrich & Rosati, Professional
             Corporation
 23.1        Consent of Ernst & Young LLP, Independent Auditors
 23.2        Consent of Counsel (included in Exhibit 5.1)
 24.1*       Power of Attorney

-----------------
* previously filed as part the Registration Statement on Form S-3 (file no.
333-85833) at page II-   filed with the commission on August 24, 1999.